Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2025	Dec. 31, 2024
Income Taxes [Abstract]
INCOME TAXES
9.	INCOME TAXES

The Company’s provision for income taxes for interim periods is determined using an estimated annual effective income tax rate. The Company’s quarterly tax provision is subject to variation due to several factors, including variability in pre-tax income (or loss), the mix of jurisdictions to which such income relates, changes in how the Company does business, and tax law developments.

The Company’s effective tax rate for the three and six months ended June 30, 2025, and the same period in the prior year differs from the U.S. statutory rate of 21% as a result of stock compensation and our U.S. federal and state losses for which no benefit will be realized. The Company's income tax provision was zero for the three and six months ended June 30, 2025 and 2024. This resulted in an effective tax rate of 0.0% for the three and six months ended June 30, 2025, and 0.0% for the three and six months ended June 30, 2024.

There were no material changes to the Company’s unrecognized tax benefits during the three and six months ended June 30, 2025.

12. INCOME TAXES

The components of loss before income taxes for the years ended December 31, 2024 and 2023, are as follows (in thousands):

	2024	2023
Federal	$(66,330)	$(56,745)
Foreign	937	(975)
Total loss before taxes	$(65,393)	$(57,720)

The Company’s income tax provision was zero for the years ended December 31, 2024 and 2023, respectively. The differences between the Company’s statutory federal income tax rate and the effective tax rates are summarized as follows:

	2024	2023
Statutory federal tax rate	21.00%	21.00%
Increase (decrease) resulting from:
State taxes	(3.78)%	6.79%
Loss on debt modification	(8.46)%	0.00%
Stock-based compensation	(4.94)%	0.00%
Debt issuance costs	(3.68)%	0.00%
Other items	(0.58)%	1.25%
Valuation allowance	0.44%	(29.04)%
Effective tax rate	0.00%	0.00%

The components of net deferred tax assets as of December 31, 2024 and 2023 consisted of the following (in thousands):

	2024	2023
Deferred income tax assets:
Net operating loss carryforwards	$91,305	$89,335
Accruals, deferrals, and reserves	748	1,445
Stock-based compensation	981	721
Fixed assets and intangibles	4,421	3,833
Lease liability	—	633
Credit and carry forwards	4,707	4,707
Other	—	861
Total deferred income tax assets	102,162	101,535

Deferred income tax liabilities:
Other	(343)	—
Total deferred income tax liabilities	(343)	—

Net deferred income assets before valuation allowance	$101,819	$101,535
Less: valuation allowance	(101,819)	(101,535)
Net deferred income tax assets	$—	$—

For the years ended December 31, 2024 and 2023, the Company has recognized a valuation allowance against its U.S. federal and state net deferred tax assets. The Company evaluated the realizability of its net deferred tax assets based on all available evidence, both positive and negative, which existed as of the end of calendar years 2024 and 2023. The Company’s conclusion to maintain a valuation allowance against its net deferred tax assets is based upon its ability to generate sufficient future taxable income. The Company considered the four possible sources of taxable income that are available under the tax law to realize a tax benefit for deductible temporary differences: Future reversals of deferred tax liabilities; Future forecasts of income; Taxable income in prior carryback year(s) if carryback is permitted under the tax law; and Tax planning strategies.

To the extent that the four sources of income are not sufficient to realize the deferred tax asset, the Company will recognize a valuation allowance to reduce such deferred tax asset to the amount that is more likely than not to be realized in the future. Based upon the positive and negative evidence that exists, as well as the sources of future taxable income, the Company believes it is appropriate to recognize a valuation allowance against the U.S. federal and state net deferred tax asset for the years ended December 31, 2024 and December 31, 2023. The increase of $ $0.3 million in the valuation allowance in the years ended December 31, 2024 relates primary to net operating loss and fixed assets.

As of December 31, 2024, the Company had gross operating loss carryforwards for federal and state income tax purposes of approximately $359.5 million and $222.8 million, respectively. As of December 31, 2023, the Company had gross operating loss carryforwards for federal and state income tax purposes of approximately $341.0 million and $258.4 million, respectively. The federal net operating losses of $73.3 million generated prior to 2018 and state net operating losses will begin to expire December 31, 2030. The federal net operating losses generated in 2018 and future years will be carried forward indefinitely.

As of December 31, 2024, the Company had federal research and development tax credit carryforwards of approximately $3.5 million and California research and development tax credit carryforwards of approximately $3.5 million. As of December 31, 2023, the Company had federal research and development tax credit carryforwards of approximately $3.5 million and California research and development tax credit carryforwards of approximately $3.5 million. The federal research and development tax credit carryforwards will begin to expire in 2032 while the California research and development tax credit carry forwards have an indefinite life.

Pursuant to Section 382 and Section 383 of the Internal Revenue Code of 1986, as amended (the “Code”), the Company’s ability to use net operating loss and research and development tax credit carryforwards (“tax attribute carryforwards”) to offset future taxable income may be limited if the Company experienced a cumulative change in ownership by certain stockholders or groups of stockholders of more than 50 percentage points within a three-year testing period. The Company determined there may be an ownership change through December 31, 2024 but the resulting impact would not be material to the financial statements with respect to the Company’s ability to use tax attribute carryforwards. Due to the existence of a valuation allowance, impacts to the Company’s deferred tax assets would not impact the Company’s effective tax rate.

As of December 31, 2024, and 2023, the total amount of gross unrecognized tax benefits was $1.6 million in connection with its research and development tax credit carryforwards, including zero interest and penalties. As of December 31, 2024, none of the total unrecognized tax benefits, if recognized, would have an impact on the Company’s effective tax rate. The Company estimates that there will be no material changes in its uncertain tax positions in the next 12 months. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.

The Company files income tax returns in the US federal, various state, and foreign jurisdictions with varying statutes of limitations. The Company is generally no longer subject to tax examinations for years prior to 2021 for federal purposes and 2020 for state purposes, except in certain limited circumstances.